Income tax	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Notes and other explanatory information [abstract]
Income tax

Note 11. Income tax

	For the six months ended June 30,
(SEK in thousand)	2026	2025
Current income tax expense	(1,145)	(129)
Deferred tax benefit	3,783	732
	2,637	604

Income tax charge is recognized at an amount determined by multiplying the loss before taxation for the interim reporting period by the Group’s best estimate of the weighted-average annual income tax rate expected for the full financial year, adjusted for the tax effect of certain items recognized in full in the interim period. As such, the effective tax rate in the interim financial statements may differ from the Group’s estimate of the effective tax rate for the annual financial statements.

The Group’s effective tax rate for the six months ended June 30, 2026, and 2025 was 0.2% and 0.1%, respectively. The Swedish statutory corporate income tax rate was 20.6% for both periods. The effective rate is lower than the statutory rate principally because no deferred tax asset is recognized in respect of the losses of the Swedish and US based entities.

Deferred Tax Assets

Since July 1, 2025, the Group began recognizing deferred tax assets for tax loss carryforwards in certain subsidiaries which have a sustained profitability, for the six months ended June 30, SEK 4,766 thousands (December 31, 2025: SEK 855 thousand). Based on the company’s forecasts, management considers it probable that sufficient taxable profit will be generated within the next 2–5 years in these companies to utilize these losses.

The recognition of deferred tax assets requires significant management judgment regarding the timing and amount of future taxable profits. If future taxable profits differ from current estimates, the carrying amount of recognized deferred tax assets - and the Group’s assessment for the parent and other loss-making entities - may change in future periods.

Note 14. Income tax

	For the year ended December 31,
(SEK in thousands)	2025	2024
Current tax expense
Tax expense for the year	(4,604)	(1,053)
Total current tax expense	(4,604)	(1,053)

Deferred tax income
Deferred tax relating to temporary differences	5,639	(4,278)
Total deferred tax income	5,639	(4,278)
Total income tax expense	1,034	(5,331)

The current tax rate is 20.6% (2024: 20.6%) and the effective income tax rate is 0.1% (2024: -0.6%).

Taxation for other jurisdictions is calculated at the applicable tax rate in each jurisdiction.

	For the year ended December 31,
(SEK in thousands)	2025	2024
Reconciliation of income tax expense
Loss before tax	(1,722,710)	(962,280)
Swedish tax rate of 20.6%	354,878	198,600
Tax effect of non-deductible expenses	(1,363)	(63,211)
Tax effect of non-taxable income	39,143	23,130
Movement in unrecognized deferred tax assets	(161,547)	-
Tax effect of adjustments related to previous periods	(243)	-
Tax effect of changes in deferred tax liabilities	5,639	-
Tax effect of loss carry forwards not recognized as deferred tax	(234,230)	(163,720)
Effect of different tax rates for subsidiaries in other jurisdiction	(1,243)	(130)
Total income tax expense	1,034	(5,331)

The Group has cumulative tax losses of SEK 4,846 million (2024: SEK 3,714 million) as of December 31, 2025, which are primarily attributable to the Swedish jurisdiction and carry an indefinite term for their use. The tax losses carried forward and temporary differences in the Group for which tax assets are not recognized in the balance sheet amount to SEK 234 million in 2025 (2024: SEK 164 million) and SEK 162 million in 2025 (2024: nil), respectively. Deferred tax assets have not been recognized in respect of these tax losses carried forward and temporary differences as it is not been considered probable that sufficient future taxable profit will be available against which entities within the Group can realize the benefits.

There is no material uncertain tax position as of December 31, 2025 (2024: none).